EXHIBIT 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of HEI, Inc.:

     We consent to the use of our reports for HEI, Inc. and subsidiaries incorporated herein by reference and to the reference to our firm under the heading “Experts” in this Form S-3.

Minneapolis, Minnesota March 9, 2004	/s/ KPMG LLP